Exhibit 99.1

Autodesk to acquire MaintainX, advancing unified platform in operations

Proposed acquisition strengthens Autodesk’s ability to connect real-world data and AI-powered insights to drive convergence in design, make, and operate workflows

SAN FRANCISCO, May 28, 2026 — Autodesk, Inc. (NASDAQ: ADSK) today announced it has entered into a definitive agreement to acquire MaintainX, a leading modern maintenance and operations solution, in an all-cash transaction valued at approximately $3.6 billion.

Autodesk’s strategy is to converge design, make, and operate workflows, ensuring data and insights flow seamlessly in a continuous lifecycle. With the creation of Autodesk Operations Solutions (AOS), the company is bringing together its operations capabilities under a unified platform. The proposed acquisition of MaintainX is intended to strengthen Autodesk’s ability to connect operations workflows with the broader lifecycle, helping teams make faster, more informed decisions over time.

Operations represents a significant opportunity for Autodesk and a natural extension of the company’s platform strategy. Organizations are increasingly looking to connect workflows, real-world performance, and lifecycle data to improve reliability and reduce downtime. Autodesk believes expanding further into operations will unlock higher-value system level AI, extend its duration with assets and systems from years to decades, and meaningfully expand its addressable market.

MaintainX’s pre-built integrations and scalable go-to-market growth motion in operations offers strong expansion potential across customer segments, geographies, and adjacent use cases. And its central position in day-to-day maintenance and operational activity gives Autodesk access to rich data on asset history, inspections, maintenance patterns, and real-world performance.

“Autodesk is expanding beyond design and make to operations, ensuring data and insights flow seamlessly in a continuous lifecycle. For decades, we’ve helped customers create the world around us, giving Autodesk a strong foundation of industry workflows, data, and context across the AEC and D&M industries,” said Andrew Anagnost, CEO of Autodesk. “Our goal with MaintainX is to bring deep operational expertise, contextual data, and workflows that enhance our ability to use AI to converge digital and physical worlds.”

AOS brings together Autodesk’s growing operations capabilities on its unified platform, including digital twin, planning and execution, and performance analysis. This includes Tandem, Flexsim, Fusion Operations, and Factory Design Utilities. AOS reflects Autodesk’s long-term commitment to helping customers create a continuous, data-driven loop by defining and deploying assets and resources, running and maintaining them, all the way through to optimizing their performance.

“Operations is where organizations manage the systems, assets, facilities, and workflows that keep their businesses running every day,” said Stephen Hooper, SVP of Autodesk Operations Solutions. “Autodesk is enabling customers to move from managing operations to continuously improving them, deriving more value from their data, and positioning them for the coming wave of AI-driven workflows. MaintainX brings deep expertise in maintenance and frontline operational workflows that complements this broader strategy.”

MaintainX is used by organizations around the world to manage maintenance activity, asset information, inspections, work orders, and operational workflows. Its solution is designed to capture valuable, high-frequency data on asset condition, maintenance history, and performance in the field.

“MaintainX was built to empower the people who keep the physical world running,” said Chris Turlica, founder and CEO of MaintainX. “Joining forces with Autodesk is an incredible opportunity to accelerate that mission. Together, we can connect the teams who design and build assets with the teams who operate and maintain them every day, and help customers work smarter across the entire lifecycle of their assets.”

Autodesk intends to fund the transaction with a combination of cash on hand and debt financing. The transaction is subject to regulatory reviews and other customary closing conditions, and is expected to close later this fiscal year. MaintainX expects to achieve in excess of $135 million of annualized recurring revenue (ARR) for calendar year 2026 with growth in excess of 50 percent. Additional information regarding the transaction, including an investor presentation, is available in Autodesk’s investor materials at investors.autodesk.com.

About Autodesk

The world’s designers, engineers, builders, and creators trust Autodesk to help them design and make anything. From the buildings we live and work in, to the cars we drive and the bridges we drive over. From the products we use and rely on, to the movies and games that inspire us. Autodesk’s Design and Make Platform unlocks the power of data to accelerate insights and automate processes, empowering our customers with the technology to create the world around us and deliver better outcomes for their business and the planet. For more information, visit autodesk.com or follow @autodesk. #MakeAnything

Autodesk and others are registered trademarks of Autodesk, Inc., and/or its subsidiaries and/or affiliates in the USA and/or other countries. All other brand names, product names or trademarks belong to their respective holders. Autodesk reserves the right to alter product and service offerings, and specifications and pricing at any time without notice, and is not responsible for typographical or graphical errors that may appear in this document. © 2026 Autodesk, Inc. All rights reserved.

Safe Harbor Statement

This press release contains forward-looking statements that involve risks and uncertainties, including quotations from our management and MaintainX’s management; statements regarding the potential benefits of the acquisition of MaintainX, including strengthening our ability to connect operations workflows with the broader lifecycle, helping teams make faster, more informed decisions over time; statements regarding our ability to unlock higher-value AI system automations, increase our duration with an asset from years to decades, and meaningfully expand our addressable market; the expected annualized recurring revenue for calendar year 2026 for MaintainX and expected ARR growth rate; the expected impact of MaintainX on our strategic goals and future financial performance, durable, long-term growth and shareholder value creation; the anticipated timing of the closing of the acquisition of MaintainX; the anticipated funding of the acquisition with a combination of cash on hand and debt financing; statements regarding customers and products, including MaintainX’s strong expansion potential across customer segments, geographies and adjacent use cases, and access to rich data on asset history, inspections maintenance patterns and real-world performance; and all statements that are not historical facts. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: the possibility that the conditions to the closing of the acquisition of MaintainX may not be satisfied or waived on the anticipated schedule or at all or that other events may cause the acquisition to not be completed; the potential impact to the business of MaintainX or MaintainX’s relationships with its customers, suppliers and employees due to the announcement of the acquisition; our ability to successfully integrate the acquisition and execute on our strategy and plan with respect to AOS; risks related to costs related to the acquisition and an increase in our debt servicing obligations due to acquisition financing; the competitive environment in the industry and competitive responses to the acquisition; unanticipated impact of accounting for acquisitions; general economic conditions; our strategy to develop and introduce new products and services and to move to platforms and capabilities, exposing us to risks such as limited customer acceptance (both new and existing customers), costs related to product defects, and large expenditures; global economic and political conditions, including changes in monetary and fiscal policy, foreign exchange headwinds, recessionary fears, supply chain disruptions, resulting inflationary pressures and hiring conditions; geopolitical tension and armed conflicts, economic and regulatory uncertainty including tariffs and trade wars, and extreme weather events; costs and challenges associated with strategic acquisitions and investments; our ability to successfully implement and expand our transaction model and our sales and marketing optimization; dependency on international revenue and operations, exposing us to significant international regulatory, economic, intellectual property, collections, currency exchange rate, taxation, political, and other risks, including risks related to the war against Ukraine launched by Russia and our exit from Russia and the current military conflict in the Middle East; inability to predict subscription renewal rates and their impact on our future revenue and operating results; existing and increased competition and rapidly evolving technological changes; fluctuation of our financial results, key metrics and other operating metrics; our transition from up front to annual billings for multi-year contracts; deriving a substantial portion of our net revenue from a small number of solutions, including our AutoCAD-based software products and collections; any failure to successfully execute and manage initiatives to realign or introduce new business and sales initiatives, including our new transaction model for Flex; net revenue, billings, earnings, cash flow, or new or existing subscriptions shortfalls; social and ethical issues relating to the use of artificial intelligence in our offerings as well as market reaction to disruption from artificial intelligence; our ability to maintain security levels and service performance meeting the expectations of our customers, and the resources and costs required to avoid unanticipated downtime and prevent, detect and remediate performance degradation and security breaches; security incidents or other incidents compromising the integrity of our or our customers’ offerings, services, data, or intellectual property; reliance on third parties to provide us with a number of operational and technical services as well as software; our highly complex software, which may contain undetected errors, defects, or vulnerabilities; increasing regulatory focus on privacy issues and expanding laws; governmental export and import controls that could impair our ability to compete in international markets or subject us to liability if we violate the controls; protection of our intellectual property rights and intellectual property infringement claims from others; the government procurement process; fluctuations in currency exchange rates; our debt service obligations; our investment portfolio consisting of a variety of investment vehicles that are subject to interest rate trends, market volatility, and other economic factors; and the risks and uncertainties described in Autodesk’s SEC reports, including under the heading “Risk Factors” in Autodesk’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. The forward-looking statements contained herein speak only as of the date of this press release. Except as required by law, Autodesk does not undertake any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this press release.